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                                                                  EXHIBIT 10.28


                       FIRST AMENDMENT TO PROMISSORY NOTE


         This First Amendment to Promissory Note (the "Amendment") is entered into as of December 22, 1995, by and between MESA LEASING COMPANY, a general partnership ("Borrower") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS

         WHEREAS, Borrower has heretofore delivered to Bank that certain Promissory Note, dated as of July 26, 1991 and in the original face amount of $2,300,000 (as amended from time to time, the "Note").

         WHEREAS, the Note is secured by a Deed of Trust made by Borrower in favor of Bank, dated as of July 26, 1991 and recorded in the official Records of the Orange County Recorder on July 30, 1991 as Instrument No. 91-400493.

         WHEREAS, Borrower has requested that Bank agree to certain amendments to the Note.

         WHEREAS, Bank has agreed to certain of Borrower's requests in accordance with the terms and subject to all conditions set forth in this Amendment.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Amendment to Note. The first sentence of the third paragraph of the Note is hereby modified to read as follows:

                 "Principal shall be payable in installments as follows:
                 Principal shall be payable on the 26th day of each month in equal, successive installments of TWO THOUSAND EIGHT HUNDRED FIFTY DOLLARS ($2,850.00) each, commencing August 26, 1991, and continuing up to and including April 26, 1996, with a final installment consisting of all remaining unpaid principal and all remaining accrued and unpaid interest due and payable in full on April 30, 1996."

         2. Amendment of Other Loan Documents. Each of the credit and security documents associated with the Note is hereby amended such that all references to the Note contained therein shall be deemed to be references to the Note as amended by this Amendment.

         3. Counterparts. This Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document. The execution hereof by any party shall not become effective until this Amendment is executed by all parties hereto.

         4. Except as specifically provided herein, all terms and conditions of the agreements referenced herein remain in full force and effect, without waiver or modification.



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         5.      Borrower hereby remakes all representations and warranties contained in the credit documents identified herein and reaffirms all covenants set forth therein. Borrower further certifies as of the date of this Amendment, other than as heretofore disclosed in writing to Bank, there exists no Event of Default as defined in the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first written above.


                                        MEAS LEASING COMPANY,
                                        a general partnership


                                        By:  RUSSELL T. GILBERT
                                             ----------------------------------
                                             Russell T. Gilbert
                                             its general partner


                                        By:   CIMCO, INC., a Delaware
                                              corporation, its general partner


                                              By: RUSSELL T. GILBERT
                                                  -----------------------------
                                                  Russell T. Gilbert
                                                  President


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        By:   ART BROKX
                                              ---------------------------------
                                              Art Brokx, Vice President
                                              ---------------------------------
                                              Printed Name and Title





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